Exhibit 99.2
Preliminary 2006 First Quarter Results

Forward Looking Statements In this chart presentation and in related comments by General Motors' and General Motors Acceptance Corporation's management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. Other than statements of historical fact, all statements in this chart presentation and in related comments, including without limitation, statements about future events and financial performance, are forward- looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on possible future events, and we believe that when we made these judgments they were reasonable, these statements are not guarantees of any events or financial results, and GM's actual results may differ materially due to numerous important factors that may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, health care cost reductions and an accelerated attrition program and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation's new products; significant changes in the competitive environment and the effect of competition in the Corporation's markets, including on GM's pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; restrictions on GMAC's and ResCap's ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; our ability to complete the sale of a 51-percent controlling interest in GMAC and the effect of that sale on the results of GM's and GMAC's operations and liquidity; other factors affecting financing and insurance operating segments' results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which its mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition, GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to complete the sale of a 51-percent controlling interest in GMAC; significant changes in the competitive environment and the effect of competition in GMAC's and GM's markets, including on GMAC's and GM's pricing policies; GMAC's ability to maintain adequate financing sources and an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM's contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi; funding obligations under GM and its subsidiaries' qualified U.S. defined benefits pension plans; restrictions on ResCap's ability to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which GMAC's mortgage subsidiaries operate; changes in GMAC's contractual servicing rights; costs and risks associated with litigation; changes in GMAC's accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. REPRODUCTION PROHIBITED GM is recording the remarks and visuals presented today. They are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Accordingly, attendees at this conference may not be record any portion of its content. We consider your participation to constitute your consent to being recorded today. Reg G Reconciliations Additionally, in accordance with Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed. Also GM's form 8-K filed 4/20/06 for quantitative reconciliations to GAAP. 1

2006 First Quarter Highlights Record quarterly revenue of $52.2B Adjusted EPS ($0.94), ($529) million Net Loss more than accounted for by impact of $1B contribution related to GM-UAW hourly retiree healthcare agreement (($681) million after-tax or ($1.20) EPS) Contribution recognized in Q1 due to March 31 court approval and reflected in operating results consistent with future healthcare savings Reported EPS ($0.57), ($323) million Net Loss including special items Special items of $206 million mostly related to gain on sale of Suzuki, partially offset by restructuring charges in GMNA, GME and GMLAAM Higher production volumes, improved mix and higher pricing contributed to improved GMNA operating earnings by $1.1B, offset in part by $484 million after-tax adjustment for GMNA portion of DC VEBA contribution Profitability reported in GME, GMLAAM and GMAP Continued strong profitability at GMAC Automotive liquidity remains strong at $21.6B, including $2.8B readily available VEBA assets 2

First Quarter Adjusted Results - Net Income 3 * This column represents GM funding of Defined Contribution VEBA (Voluntary Employee Beneficiary Association) per GM-UAW hourly retiree healthcare agreement approved by the courts on 3/31/06; no benefits from this agreement are included in Q1 2006 results. Refer to Supplemental Chart 1 for reconciliation to GAAP figures

First Quarter Adjustments to Income 4 Exclusion of special items useful for: - Management to measure operations - Comparisons between reporting periods - Investors to measure and assess company performance

GM/UAW Healthcare Agreement 5 March 31, 2006 court approval triggered liability in Q1 $1B pre-tax charge booked in Q1 2006 for contribution related to GM-UAW healthcare agreement for U.S. hourly retirees, with no offsetting benefits until Q3 2006 financial statements Beginning July 1, healthcare savings will be $750 million per quarter thru 2011 Partially offset by three $1B contributions in 2006 (full impact booked in Q1 results), 2007 and 2011 Projected to reduce GM's OPEB liabilities related to hourly employees by about 25% or $15B (Including IUE) Cash savings estimated to be $1B per year GM in discussion with the staff of the U.S. Securities and Exchange Commission on various methods of accounting for contributions Other possible accounting treatments include recognizing the present value of all three payments as expense on March 31, 2006, which would result in a significantly larger charge in the first quarter

North America First Quarter Adjusted Results 6

North America Adjusted Net Income Q1 2005 vs. Q1 2006 Q1 2005 Net Income ($1.5)B DC VEBA Contribution (0.5) Volume & Mix 0.6 Net Price (Including Sales Allowances) 0.5 Q1 2006 Net Income ($0.9)B 7

GMNA Vehicle Revenue Per Unit Calendar Year First Quarter Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 20,899 20,321 20,777 20,875 20,540 20,847 21,463 20,411 20,670 20,433 21,372 8 Drivers of improvement New Fullsize utility Discontinued vehicles Pricing strategy Refer to Supplemental Chart 2 for reconciliation to GAAP figures

Status of Turnaround Actions Announced in 2005 UAW Retiree Health Care Agreement ($15B liability reduction, $3B annual pre-tax savings) Announcement - Oct. 17, 2005 Court Approval - Mar. 31, 2006 Expense savings - Starting Q3 2006 Manufacturing Capacity Actions (1M units of capacity, 30,000 jobs by '08) Announcement - Nov. 21, 2005 Facilities already idled Oklahoma City - Feb. 21, 2006 Lansing Craft Center - Mar. 17, 2006 Expense savings - Starting Q1 2006 9

Shared Sacrifice (Cash savings of $565M+/year) 50% reduction in the cash dividend paid to stockholders Significant voluntary reduction in salary for Chairman and senior leadership team 50% reduction in compensation for outside board members U.S. Salaried Retiree Health Care Revisions ($4.8B liability reduction, $900M annual pre-tax savings) Announcement - Feb. 7, 2006 Effective Date - Jan. 1, 2007 Expense savings - Starting Q2 2006 U.S. Salaried Pension Plan Revisions ($400M annual pre-tax savings) Announcement - Mar. 7, 2006 Effective Date - Jan. 1, 2007 Expense savings - Starting Q2 2006 GM-UAW-Delphi Accelerated Attrition Program Announcement - Mar. 22, 2006 Delphi Bankruptcy Court Approval - Apr. 7, 2006 Sign-Up - Starting Q2 2006 Expense savings - Starting Q3 2006 Status of Turnaround Actions Announced in 2006 10

2005 CY Automotive Structural Cost GMNA Commercial Manufacturing Engineering Legacy Other $41B D&A Note : Commercial = Consumer Influence + Sales Promotion Legacy includes service cost 11 Non - GMNA Commercial Manufacturing Engineering Other $14B D&A Contribution Cost Structural Cost $55B $109B

Structural Cost Reduction in North America* Annual Running Rate Basis vs. 2005** ($ Billion) $7.5B $6.0B U.S. Salaried Retiree Healthcare U.S. Salaried Pension Plan Accelerated Attrition * Includes North American costs accounted for in Corp Sector ** Excludes impact of three $1 Billion contributions to DC VEBA in 2006, 2007, and 2011 12 Refer to Supplemental Chart 3 for reconciliation to GAAP figures

Structural Cost Reduction in North America* 2006 CY ($ Billion) $0.6B $(1.0)B $2.3B $2.1B 2006 CY pre-tax Savings $4B 13 * Includes North American costs accounted for in Corp Sector Includes impact of $1B DC VEBA contribution

Europe First Quarter Adjusted Results 14

Europe - Improved Q1 Performance Favorable net price, supported by successful launch of new Zafira and reduced rental sales Strong management focus on contribution margin improvement initiative Favorable material cost Improved structural cost, reflects restructuring effect and cost reduction effort Year-over-year improvement in policy & warranty SAAB brand significant contributor to GME profit improvement; sold 34,000 vehicles worldwide, all-time quarterly record 15

Latin America, Africa & Middle East First Quarter Adjusted Results 16

Asia Pacific First Quarter Adjusted Results 17 2006 Results reflect full consolidation of GM-DAT revenue and income.

Net Income GMAC First Quarter Net Income 18 Note: Amounts are presented on the basis reported by GM, which may differ from those reported by GMAC during the comparable periods

GMAC Global Liquidity 19 GMAC continues to have access to large liquidity cushion Cash balance of $22 billion* at March 31, 2006 Over $45 billion of unutilized bank lines and conduit capacity Multi-year committed whole loan facilities with Bank of America and Bank of Nova Scotia with $59 billion of unutilized commitments Arranging credit facilities totaling $25 billion - supported by $12.5 billion Citigroup commitment - to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support lease, wholesale, SmartBuy and other assets that have not been traditionally securitized In March, closed sale of majority interest in GMAC Commercial Mortgage and received $8.8 billion, comprised of sale proceeds and repayment of intercompany debt, thereby further increasing GMAC's liquidity position Strong stand-alone ResCap funding capability established ResCap expected to repay $3.6 billion subordinated note to GMAC using proceeds from recent bond transaction, thereby further increasing GMAC's liquidity position * Includes $4.8B in cash invested in a portfolio of highly liquid marketable securities

GMAC Medium-Term Outlook 20 Following the closing of the recently announced sale of a 51% controlling interest in GMAC to a consortium led by Cerberus, GMAC will be even better positioned to execute our business plan under which we will: Support GM vehicle sales with a broad range of auto financing activities Continue to maintain adequate liquidity position Continue to grow all segments of the business Generate a strong return on investment for GMAC's shareholders Operating metrics for Financing, Mortgage and Insurance remain strong Some margin pressures due to interest rate cycle and competitive trends, but expect to have solid performance in 2006 GM, GMAC and Cerberus led consortium working on speedy closing of 51% sale transaction Target fourth quarter closing Plan to maintain current conservative funding strategy until risks to closing are reduced

GMAC Transaction Benefits to GM 21 De-linked GMAC credit rating preserves value Liquidity benefit: $14B in cash over 3 years, $10B received upfront Maintaining GM-GMAC operating relationship GMAC contractually obligated to commit capital to auto finance consistent with historical practice Provides critical financing support to a significant portion of GM's global sales GM to retain 49% of a growing business Significant earnings benefits to GM Lower subvention cost (GMAC's lower cost-of-funds pass through) Significant liquidity on which GM can achieve a return on investment Annual payments to GM (exclusivity and trademark royalties) 49% of GMAC's pre-tax earnings

GM Liquidity Position Automotive liquidity remains strong at $21.6B1, up from $20.4B at Q4 2005 and $19.8B at Q1 2005 Additionally, approx. $14.7B2 VEBA assets available to fund healthcare costs GM remains committed to preserving strong liquidity and has sharpened focus on strategic capital deployment Completed sale of FHI stake in 2005 for $800 million Completed sale of Suzuki stake in Q1 2006 for $2B Completed sale of Isuzu stake in Q2 2006 for $300 million (not reflected in Q1 results) Reduced dividend by 50% in Q1 2006, saving $565 million annually GMAC transaction will provide GM with up-front proceeds of about $10B and significant ongoing cash flow from retained assets and GMAC distributions Near-term financial obligations are limited $1.2B3 of U.S. term debt maturing through 2007 U.S. pension plans $7.5B over-funded as of 12/31/05 1 Includes $2.8B in readily-available VEBA assets (i.e., short-term VEBA) 2 Preliminary numbers based on approximately 9% expected annual asset return 3 Assumes $1.2B in convertible bonds will be put in 2007 (bonds don't actually mature until 2032) 22

Gross / Net Liquidity 23 Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 -12.5 -12.375 -13.2 -12.1 -10.6 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 19.8 20.231 19.2 20.4 21.6 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

Managerial Cash Flow Summary (Excludes GMAC) 24

Current Outlook vs. 1/13 Same Same Better Same Key GMNA Financial Drivers 2006 CY vs. 2005 CY 1/13/06 Revenue Outlook U.S. Industry Volume Impact of reduced fleet on revenue/unit U.S. Inventory Net Pricing Product Mix 1/13/06 Cost Outlook Material Cost Health Care Capacity Related Other Structural Cost Pension Asset Returns Discount Rate Continue to Expect Significant Improvement in Operating Profitability Versus 2005 CY* * Before special items. 25 (Lower U.S. Share) Current Outlook vs. 1/13 Worse Better Same Better Same Better / Same

Summary Record quarterly revenue of $52.2B Significant turnaround actions in Q1: Hourly retiree healthcare agreement approved Accelerated attrition program announced Salaried retiree healthcare and salaried pension revisions Suzuki sale completed; Isuzu sale announced GMAC transaction announced Significant improvement in profitability vs. Q1 '05 Higher production volumes, improved mix and higher pricing contributed to improved GMNA operating earnings by $1.1B, offset in part by $484 million after-tax adjustment for GMNA portion of DC VEBA contribution GME, GMLAAM and GMAP all profitable, with improved results Continued strong profitability at GMAC Global share relatively flat despite GMNA decline, due to strength in developing markets - particularly China Automotive liquidity stronger at $21.6B Overall, good progress; remain focused on rapidly implementing key initiatives and generating positive earnings and cashflow ASAP 26

What's Next Resolve Delphi successfully Implementation of announced actions GM/UAW/Delphi attrition program GMAC transaction Discussions continue with PBGC Continue to improve earnings, cash flow, and strengthen liquidity Reduce structural cost from approximately 34% of revenue to 25% by 2010 Execute go-to-market strategy Emphasis on total value approach and improved quality of share Continue momentum of recent launch products Execute aggressive new product cadence Continued strong sales of current launch products Execute timely launch of new Saturn portfolio, fullsize pickups and mid-size crossovers Continue realignment of channel and strengthening of brands 27

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q1 - 2005 & 2006 S1

Reconciliation of GMNA Q1 2006 Revenue Per unit a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis d). For GAAP reporting purposes, Daily Rental sales are eliminated whereas they retained for managerial vehicle analysis S2

Structural Cost Reduction in North America Annual Running Rate Basis vs. 2005 S3 * We expect $4 billion of the structural cost reduction to be realized during calendar year 2006. Further information about these matters may be found in the GM North American Restructuring Plan discussion in the 2005 10-K, starting on page II-20.